Exhibit 10.1

SAGARD PRIVATE INCOME FUND INC.

SUBSCRIPTION AGREEMENT

THE SHARES OF SAGARD PRIVATE INCOME FUND INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES OR OTHER JURISDICTIONS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND THE SHARES ARE SUBJECT TO THE CONTRACTUAL RESTRICTIONS ON RESALES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. POTENTIAL INVESTORS RECEIVING THIS SUBSCRIPTION AGREEMENT ACKNOWLEDGE AND AGREE THAT SAGARD PRIVATE INCOME FUND INC. IS CURRENTLY INTENDED FOR U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933) ONLY, AND THE SHARES ARE INTENDED TO BE OFFERED, SOLD, MARKETED, RECOMMENDED AND DISTRIBUTED ONLY TO U.S. PERSONS AND SOLELY WITHIN THE UNITED STATES.

INSTRUCTIONS

Please follow these Subscription Agreement (the “Subscription Agreement”) instructions to subscribe for Class I shares of common stock, par value $0.001 per share (the “Shares”) of Sagard Private Income Fund Inc., a Maryland corporation (the “Company”). The investor questionnaire provided in connection with this Subscription Agreement (the “Investor Questionnaire”) forms part of, and is incorporated by reference into, this Subscription Agreement. The Subscriber Signature Page in the Investor Questionnaire constitutes the signature page for this Subscription Agreement. Completing and executing the Investor Questionnaire (including the Subscriber Signature Page) constitutes execution of, and agreement to be bound by, this Subscription Agreement.

Investor Questionnaire: Complete all required sections of the Investor Questionnaire and all required exhibits (collectively, with the Subscription Agreement, the “Subscription Documents”) as per the instructions, including, without limitation:

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Signature Page. Complete and execute the Subscriber Signature Page in the Investor Questionnaire. This will serve as the signature for the Subscription Agreement, as per the instructions in the Investor Questionnaire.

Tax Forms:

☐	U.S. Subscribers: Submit a completed and signed IRS Form W-9 with the Investor Questionnaire (unless the Company or its transfer agent already has a current version of such form on file).

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Non- U.S. Subscribers: Submit the relevant completed and signed Form(s) W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP) in connection with the Investor Questionnaire (unless the Company or its transfer agent already has a current version of such form on file).

☐	Tax Exemptions/Reductions: If claiming a reduction or exemption from U.S. federal withholding tax, include all necessary attachments or addendums.

AML/KYC and Other Documents:

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Submit Supporting Information (AML/KYC, entity documents, etc.). Provide all requested information and documentation as per the instructions given by the Company or custodian for “know your customer,” “customer due diligence,” and “anti-money laundering” purposes.

Additional Information: The Company’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), may require additional information.

Submission of Subscription Documents:

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Submit one (1) completed and executed copy of the Investor Questionnaire and all required documents as per the provided instructions. Submit documents electronically to Sagard Private Income Fund Inc. at uswealth@sagardholdings.com (Attention: Dayna Kleinman), with a copy to the Transfer Agent, Ultimus Fund Solutions, LLC, at SPIF@ultimusfundsolutions.com.

For questions, contact Investor Relations at uswealth@sagardholdings.com.

Payment:

☐	Pay the aggregate purchase price for the Shares in U.S. dollars, in immediately available funds by wire transfer per the wire transfer instructions in the Investor Questionnaire.

Minimum Investment: Subscribers will be required to make a minimum initial capital contribution of $10,000, after which additional investments must be in increments of $500; provided, that the Company or its investment adviser, Sagard Holdings Manager (US) LLC (the “Adviser”), reserves the right to accept capital contributions in lower amounts or decline to accept particular capital contributions, in whole or in part, in its sole discretion. The minimum subsequent investment amount does not apply to purchases of Shares made under the Company’s distribution reinvestment plan.

Acceptance by the Company: If the subscription is accepted (in whole or in part), the Subscriber will receive a notice confirming the accepted amount and the effective date of the subscription (the “Company Acceptance of Subscription”). The number of shares the Subscriber will receive for such accepted amount will be determined after finalization of the net offering price for the applicable subscription date, which will be based on the net asset value (“NAV”) per Share as determined in accordance with the Company’s share pricing policy and the Adviser’s valuation policy, and provided shortly after such determination.

SUBSCRIPTION AGREEMENT

Sagard Private Income Fund Inc.

280 Park Avenue, 34th Floor West

New York, New York 10017

Ladies and Gentlemen:

This Subscription Agreement is being executed and delivered in connection with the subscription by the undersigned to purchase the dollar amount of Shares of the Company set forth next to the Subscriber’s signature on the Subscriber Signature Page to the Investor Questionnaire (which amount is hereby incorporated by reference into this Subscription Agreement). Capitalized terms used herein shall have the same meanings herein as defined in the Company’s Confidential Private Placement Memorandum (as amended, restated and/or supplemented or otherwise modified from time to time, and including the documents incorporated by reference therein, the “Memorandum”), unless otherwise defined herein.

For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may complete and execute the Subscription Documents on behalf of the Subscriber but must indicate the capacity in which it is doing so and the name of the Subscriber. The Investor Questionnaire is incorporated by reference into this Subscription Agreement and forms an integral part hereof. Execution of the Subscriber Signature Page in the Investor Questionnaire constitutes execution of this Subscription Agreement.

1. Subscription.

(a) The Subscriber acknowledges and agrees that this subscription is subject to acceptance by the Company in its sole discretion. Once accepted by the Company, this subscription becomes irrevocable, unconditional and binding on the part of the Subscriber. The Subscriber has received, reviewed, and agrees to be bound by, the terms and provisions of this Subscription Agreement, the Memorandum, the Company’s bylaws (as amended and/or restated from time to time, the “Bylaws”), the Company’s articles of incorporation (as amended and/or restated from time to time, the “Charter”), the investment advisory agreement by and between the Adviser and the Company (as amended and/or restated from time to time, the “Advisory Agreement”) and the Administration Agreement by and between the Company and Sagard Holdings Manager (US) LLC, in its capacity as the administrator (the “Administrator”) (as amended and/or restated from time to time, the “Administration Agreement”). These documents (collectively, the “Operative Documents”) are available to the public, free of charge, on the U.S. Securities and Exchange Commission’s (the “SEC”) public EDGAR website.

(b) The Subscriber irrevocably subscribes for and agrees to purchase Shares for the aggregate purchase price set forth on the Subscriber Signature Page of the Investor Questionnaire. This amount is hereby incorporated by reference into this Subscription Agreement. Payment is due under the terms and conditions set forth herein.

(c) In making investment decisions, the Subscriber should rely exclusively on: (i) information contained in the Operative Documents, and (ii) reports and other documents the Company files under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), from time to time. This Subscription Agreement is separate from agreements with other investors. The sale of Shares to the Subscriber is distinct from any sale(s) of Shares to other investors.

2. Acceptance of Subscription; Closings. This Subscription Agreement is subject to the following terms and conditions:

(a) The Company reserves the right, in its sole discretion, to accept or reject the Subscriber’s subscription, in whole or in part, at any time and for any reason, including, but not limited to, (i) the Subscriber’s inability to meet the standards set by Rule 506(b) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), as promulgated by the SEC, (ii) the Subscriber’s inability to meet the standards set by applicable state securities laws or (iii) for any other reason or for no reason. The Subscriber acknowledges that submission of this Subscription Agreement does not obligate the Company to accept the subscription. Notwithstanding anything to the contrary contained herein, the Subscriber may void this Subscription Agreement by providing written notice to the Company no later than two business days prior to the Closing (as defined below). The Subscriber acknowledges that failure to provide such written notice by the specified deadline will, to the fullest extent permitted by law, be deemed waiver of this right.

(b) If the Subscriber’s subscription is accepted in part and rejected in part: (i) the Company will notify the Subscriber of the accepted amount upon receipt of the Company Acceptance of Subscription, (ii) the Subscriber agrees to deliver promptly, upon the Company’s request, a new Subscriber Signature Page to the Investor Questionnaire reflecting the accepted amount, and (iii) in the event of any whole or partial rejection of the subscription, the Company will return the applicable amount of any submitted funds to the Subscriber, without interest or deduction. The Company shall not be liable for any loss or expense incurred by the Subscriber as a result of any such rejection.

(c) The closing of the Subscriber’s subscription and commitment to purchase Shares (the “Closing”) will occur when, (i) the Subscriber has fully completed and executed the Subscription Documents, (ii) the Subscriber has made their capital contribution, and (iii) the Company has accepted the subscription (the date of such acceptance, which shall be indicated on the Company Acceptance of Subscription provided to the Subscriber, will be the “Closing Date”). On the Closing Date, the Subscriber shall be registered as a holder of the Shares (a “Shareholder”).

(d) The Company intends to conduct closings for Shares on a monthly basis. The Company reserves the right, at its sole discretion, to conduct closings more or less frequently for one or more investors. The Company may adjust the frequency of closings for regulatory, tax or other reasons it deems appropriate.

(e) If the Company permits the Subscriber to make an additional purchase of Shares after accepting its initial subscription, the Subscriber will be required, at the election of the Company in its sole discretion, to either (i) enter into an addendum to this Subscription Agreement, or (ii) execute a new subscription agreement.

3. Share Issuance. The Company will issue Shares to the Subscriber (and credit them to the Subscriber’s account) following a Closing and upon receipt of the aggregate purchase price. The number of Shares issued will be calculated by dividing (a) the aggregate purchase price for the Shares paid by the Subscriber and accepted by the Company by (b) the then-current transaction price per Share. The then-current transaction price per Share will generally be equal to the NAV per Share as of the last calendar day of the month immediately preceding the Closing Date, as determined in accordance with the Company’s share pricing policy and the Adviser’s valuation policy. The Company will publicly disclose the applicable NAV following the Closing Date, typically via a current report on Form 8-K filed with the SEC. Please refer to the Memorandum for more information. The Company shall not be liable to the Subscriber for any fluctuation in NAV between the date of submission of the subscription and the applicable Closing Date.

4. Distributions; Distribution Reinvestment Plan. The Company’s distribution reinvestment plan, as may be amended or modified from time to time (the “Distribution Reinvestment Plan”), provides that all cash distributions declared by the Company’s board of directors shall be reinvested in accordance with the terms of the Distribution Reinvestment Plan. The Subscriber may opt out of the Distribution Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Distribution Reinvestment Plan may be altered in accordance with the Distribution Reinvestment Plan. If the Subscriber elects to opt-out of the Distribution Reinvestment Plan, cash distributions will be paid by wiring funds to the Subscriber’s account as indicated in the Investor Questionnaire or the custodian wiring instructions on file in the books and records of the Transfer Agent. In the event that the Company deposits funds erroneously into the Subscriber’s account, the Subscriber understands that the Company is authorized to debit such account for the amount of the erroneous deposit. The Subscriber also acknowledges that funds and/or Shares in its account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. Subscriber acknowledges that none of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

5. Representations, Warranties and Covenants of the Subscriber. The Subscriber makes the following representations, warranties and covenants, and the representations, warranties and covenants in the Subscriber’s completed Investor Questionnaire, in each case effective as of the date the Subscriber signs the Investor Questionnaire, the Closing Date and any subsequent dates specified below (as applicable):

(a) Private Placement.

(i) The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act and applicable U.S. state securities laws by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder and exemptions under applicable U.S. state securities laws, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred (as defined below) in any manner that would require the Company to register the Shares under the Securities Act or under any applicable U.S. state securities laws or under the applicable laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising, and the Subscriber is not a “bad actor” (i.e., is not subject to any disqualification under Rule 506(d)(1) of the Securities Act).

(ii) The Subscriber represents and warrants, as indicated in the Investor Questionnaire, that it is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”).

(iii) The Subscriber acknowledges and agrees that the Company is currently intended for U.S. persons (as defined in Regulation S under the Securities Act (“Regulation S”)) only, and the Shares are intended to be offered, sold, marketed, recommended and distributed only to U.S. persons and solely within the United States. Notwithstanding any other provision of this Subscription Agreement, the Company and the Shares have not been, and will not be, registered under the securities laws of any jurisdiction outside the United States. Each Subscriber, by executing this Subscription Agreement, represents and warrants that it is a U.S. person.

(iv) The Subscriber represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated.

(v) The Subscriber represents and warrants that it is acquiring its Shares for its own account, for investment purposes only, and not with a view to any distribution or resale thereof in violation of the Securities Act or applicable state securities laws.

(b) Neither the Subscriber nor any other person that, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares voting power with respect to the Shares, which includes the power to vote, or to direct the vote, with respect to the Shares, or investment power over the Shares, which includes the power to dispose of, or direct the disposition of, Shares (a

“Beneficial Holder”)1 has been or is subject to any conviction, order, judgment, decree, suspension, expulsion, bar or other event specified in Rule 506(d)(1) under the Securities Act or any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”) that would either require disclosure under the provisions of Rule 506(e) under the Securities Act or result in disqualification under Rule 506(d)(1) of the Company’s use of the Rule 506 exemption. The Subscriber will notify the Company in writing as soon as reasonably practicable if the Subscriber or any Beneficial Holder becomes subject to a Disqualifying Event at any time after the date hereof while it holds the Shares. In the event that the Subscriber or a Beneficial Holder becomes subject to a Disqualifying Event at any time after the date hereof, the Subscriber agrees and covenants to use its best efforts to coordinate with the Company and/or the Adviser to (i) provide documentation as requested by the Company and/or Adviser related to any such Disqualifying Event and (ii) implement a remedy to address the Subscriber’s and/or such Beneficial Holder’s changed circumstances such that the changed circumstances will not affect in any way the Company’s or its affiliates’ ongoing and/or future reliance on the Rule 506 exemption under the Securities Act. The Subscriber acknowledges that, at the sole and absolute discretion of the Company, such remedies may include the waiver of all or a portion of the Subscriber’s voting power in the Company and/or the Subscriber’s withdrawal from the Company through a Transfer of its Shares. The Subscriber also acknowledges that the Company and/or the Adviser may periodically request assurance that neither the Subscriber nor any Beneficial Holder has become subject to a Disqualifying Event at any time after the date hereof.

(c) The Subscriber has received, read carefully in their entirety, and understands each of the Operative Documents. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment(s) contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, expenses, risks and other considerations relating to the purchase of the Shares and an investment in the Company, including, without limitation, the fees and expenses outlined in the section titled “Management Agreements” of the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Certain Relationships and Related-Party Transactions; Potential Conflicts of Interest” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Company sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Company, other than the Memorandum and this Subscription Agreement.

(d) The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Company will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e) The Subscriber has the financial ability to bear the economic risk of its investment in the Company (including the possible loss of its entire investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f) The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

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A beneficial owner of the Company’s outstanding voting equity securities, determined in accordance with Rule 13d-3 under the Exchange Act, includes persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share (or are deemed to have or share) the power to vote or dispose of the relevant securities.

(g) If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown in the Investor Questionnaire. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown in the Investor Questionnaire.

(h) If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and the Investor Questionnaire and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement and the Investor Questionnaire (i) has been duly authorized and, upon execution of the Subscriber Signature Page in the Investor Questionnaire, duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber. If any of the foregoing representations prove untrue or inaccurate in any material respect, the Company reserves the right to void its acceptance of the Subscriber’s subscription and to require the return or compulsory Transfer of any Shares issued.

(i) The execution and delivery of this Subscription Agreement and the Investor Questionnaire, the consummation of the transactions contemplated by this Subscription Agreement and the performance of the Subscriber’s obligations hereunder do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(j) The Subscriber understands that the Company has filed an election to be treated as a business development company (“BDC”) under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) and has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. Pursuant to the Company’s election to be treated as a “regulated investment company,” the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(k) The Subscriber: (i) (A) is not registered or required to be registered as an “investment company” under the 1940 Act; (B) has not elected to be regulated as a BDC under the 1940 Act; (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder and (D) is not a “foreign investment company” (i.e., an investment company as defined in the 1940 Act organized outside the United States) or (ii) is otherwise currently permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC like the Company. Notwithstanding the foregoing, if the Subscriber is subject to the limitations of Section 12(d)(1) of the 1940 Act (including the prohibition on acquiring more than 3% of the Company’s outstanding voting securities), Subscriber hereby covenants and agrees to comply with the requirements of Section 12(d)(1) of the 1940 Act, as applicable. The Subscriber acknowledges that this representation is material to the Company’s operations as a BDC and agrees to notify the Company promptly in writing if any of the foregoing representations cease to be true. The Company reserves the right to require the compulsory Transfer of any Shares held by a Subscriber if continued ownership would cause the Company to be in violation of Section 12(d)(1) of the 1940 Act or any other applicable provision of the 1940 Act.

(l) ERISA Matters. If the Subscriber is or will be (x) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to ERISA, (y) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (z) an entity that is, or is deemed to be, using “plan assets” for purposes of ERISA or Section 4975 of the Code to purchase or hold its investments (each of the foregoing, a “Plan”), the Subscriber has so indicated in, and has completed each applicable question in, the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:

(i) the acquisition and the subsequent holding of Shares do not and will not constitute or otherwise result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;

(ii) the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that is independent of the Company, the Adviser and their respective employees, representatives and affiliates, is qualified to make investment decisions on behalf of the Plan and has authorized the Subscriber’s investment in the Company;

(iii) the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;

(iv) the Plan Fiduciary has been informed about the fee structure of the Company, including the incentive fee component, and has concluded that such fees are reasonable and the investment in the Company otherwise constitutes a reasonable contract or arrangement, and the Subscriber acknowledges and agrees that none of the Adviser or any of its affiliates or any of its or their respective employees, agents or representatives have any discretion, or are otherwise acting in a fiduciary capacity with respect to the Plan’s investment in the Company, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Company;

(v) the Subscriber acknowledges and agrees that the Company has the authority to require the compulsory transfer, redemption, withdrawal or other cancellation of any of the Subscriber’s Shares if it is determined that the continued holding of such Shares could result in the Company, the Adviser or the Administrator being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and

(vi) without limiting the remedies in the event of a breach, the Subscriber agrees to provide to the Company, within five (5) business days of any request by the Company (or such shorter period as the Company may determine is required to comply with any applicable regulatory requirement), such information as the Company may from time to time request for purposes of determining whether the assets of the Company are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or the Company’s compliance with ERISA, and agrees to promptly update the Company in writing upon any change in the Subscriber’s Plan status.

The representations and warranties set forth in this Section 5(l) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(l) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Company in writing.

(m) Similar Laws. If the Subscriber constitutes the assets of one or more governmental plans (within the meaning of Section 3(32) of ERISA), church plans (within the meaning of Section 3(33) of ERISA) or other plans that are not subject to Title I of ERISA and/or Section 4975 of the Code, the Subscriber represents, warrants and agrees that (i) the Subscriber’s investment in the Company will not cause the assets of the Company to become subject to any federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (“Similar Law”) and (ii) the purchase, holding or other disposition of the Subscriber’s interest in the Company will not result in a violation of any applicable Similar Law. The representations and warranties set forth in this Section 5(m) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(m) shall cease to be true, the Subscriber shall promptly notify the Company in writing.

(n) [Reserved.]

(o) None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(p) The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Company’s Privacy Policies and Practices, which are attached as Annex A to this Subscription Agreement.

(q) The Shares were not offered to the Subscriber by any means of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar printed public medium, any broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Subscriber acknowledges that reliance on the Rule 506(b) exemption under Regulation D is conditioned on the absence of any general solicitation or general advertising.

(r) The Subscriber agrees to notify the Company in writing within five (5) business days of becoming aware of any change in circumstances that causes, or could reasonably be expected to cause, any representation or warranty made by the Subscriber herein (including in the Investor Questionnaire) to be inaccurate, incomplete or misleading in any material respect. The Subscriber shall, upon the Company’s request, promptly execute and deliver updated subscription documentation reflecting such changed circumstances.

6. Representations and Warranties of the Company. The Company makes the following representations and warranties as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the other investors in the Company):

(a) The Company is duly organized and existing as a corporation under the laws of the State of Maryland and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b) All action required to be taken by the Company as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The acceptance of this Subscription Agreement by the Company will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Subscription Agreement have been authorized by all necessary action on behalf of the Company. Upon delivery by the Company of the Company Acceptance of Subscription, this Subscription Agreement (i) will be deemed to have been duly executed and delivered by the Company, and (ii) will constitute the legal, valid and binding obligation of the Company, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

7. Limitations on Transfer of Shares.

(a) The Subscriber is acquiring the Shares for its own account, solely for investment purposes and not with the intention of reselling or distributing the Shares. The Subscriber acknowledges and agrees that it may Transfer all or any portion of such Shares only if (1) such Transfer is made in accordance with (A) the registration provisions of the Securities Act or an exemption from such registration provisions, (B) any applicable U.S. federal or state or non-U.S. securities, tax, anti-money laundering and other applicable laws, and (C) the terms of the Charter and this Subscription Agreement, including in compliance with the transfer provisions set forth in this Section 7, and (2) the transferee satisfies applicable eligibility and suitability requirements as determined by the Company in its sole discretion. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, in whole or in part.

(b) The Subscriber acknowledges and agrees that (1) no Transfer of Shares will be effectuated without registration of the Transfer on the Company’s books and (2) registration of any Transfer on the Company’s books may be withheld if, in the opinion of counsel to the Company, such Transfer would violate the Securities Act, any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be Transferred, or any other applicable laws.

(c) In addition, the Company will use commercially reasonable efforts to prevent its assets from (1) being deemed to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) becoming subject to any Similar Law. The Subscriber acknowledges and agrees that the Company may reject any Transfer of Shares if such Transfer could (1) result in any portion of the Company’s assets (x) being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (y) becoming subject to any Similar Law, or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any laws similar to ERISA or Section 4975 of the Code.

(d) The Subscriber agrees to pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of Shares, prior to finalizing the Transfer.

(e) The Company may, in its sole discretion, not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless there shall have been filed with the Company a dated notice of such Transfer, in form and substance satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, (ii) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and other Operative Documents, as applicable, and all applicable laws and regulations applicable to the transferee and the transferor and (iii) the transferee has delivered such additional representations, warranties and documentation as the Company may reasonably require.

(f) The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Shares under this Subscription Agreement, and applicable law, including the fact that (A) there is no established market for the Shares and the Company expects that no public market for the Shares will develop; (B) the Shares are not currently, and Shareholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Company.

8. Compliance with Specific Laws.

(a) Anti-Money Laundering.

(i) Neither the Subscriber, nor any of its affiliates or beneficial owners nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, the UK Sanctions List maintained by the UK HM Treasury, the European Union Consolidated Sanctions List, or any other lists of restricted parties maintained by the U.S. Government, UK Government or European Union, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, United Kingdom or European Union, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “high-risk jurisdiction subject to a call for action” or “jurisdiction with strategic deficiencies” by the U.S. Financial Action Task Force or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities. Subscriber represents that all evidence its identity provided is genuine.

(ii) The Subscriber shall provide to the Company at any time such information or documentation as the Company determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Company’s privacy policies and/or Section 15 of this Subscription Agreement to the contrary, may then be disclosed to such persons), or to update such information. Such information may include, with respect to any Subscriber that is a natural person, the Subscriber’s full legal name, date of birth, residential street address and identification number. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption or transfer of the Subscriber’s Shares.

(iii) To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Company for Shares, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b) Affirmation. The representations and warranties set forth in this Section 8 and in the Investor Questionnaire shall be deemed made as of the date the Investor Questionnaire is signed by the Subscriber and as of the Closing Date and repeated and reaffirmed by the Subscriber to the Company as of each date that the Subscriber receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Dividend Reinvestment Plan), the Company. If at any time, the representations and warranties set forth in this Section 8 or in the Investor Questionnaire cease to be true, the Subscriber shall promptly so notify the Company in writing.

(c) Remedies for Failure to Comply with Section 8. The Subscriber understands and agrees that the Company may not accept any amounts from the Subscriber if the Subscriber cannot make the representations set forth in this Section 8, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures in order to comply with governmental regulations or if the Company determines in its sole discretion that such action is in the best interests of the Company, the Company may “freeze the account” of the Subscriber, either by prohibiting additional investments in the Company by the Subscriber, refusing to process a distribution to the Subscriber or suspending other rights the Subscriber may have against the Company under this Subscription Agreement or under the Charter and the Bylaws. The Company or the Adviser may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

9. FATCA Compliance and Tax Information. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and the Administrator may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Company or the Administrator sufficient for the Company, as applicable, to comply with its obligations under applicable law (including FATCA). The Subscriber acknowledges that, if the Subscriber does not provide the information and documentation requested by the Company, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately require the compulsory Transfer of the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all taxes (including withholding taxes), interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company, the Adviser, the Administrator, or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

10. Subscriber Information. The Company reserves the right to request such information and documentation as is necessary to verify the identity of the Subscriber, to comply with applicable law, or as may reasonably be requested by the Company in connection with its operations. The Subscriber shall promptly, and in any event within five (5) business days of any such request, provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Subscriber’s representations and warranties, as required for the Company’s operations or to comply with any law or regulation to which the Company, the Adviser, the Administrator or a portfolio company of the Company may be subject. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Company may, at its sole discretion: (i) refuse to accept the subscription, (ii) refuse to process any distribution to the Subscriber, (iii) compulsorily Transfer or redeem the Subscriber’s Shares, or (iv) take such other action as the Company deems necessary or appropriate to ensure compliance with applicable law. The Subscriber agrees to indemnify and hold harmless the Company, the Adviser, and the Administrator and their respective affiliates against any loss, claim, cost, damage or expense arising as a result of any of the actions in the preceding sentence and any failure by the Subscriber to provide required information or as a result of any violation of law by the Subscriber.

11. Applicable Law; Jurisdiction. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Circuit Court for Baltimore City, Maryland or, if this court does not have or declines jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, in any action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby, and waives any and all objections to the laying of venue of any such action or proceeding in such courts, and waives any claim that such action or proceeding has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW.

12. Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, hand delivery, overnight courier, or electronic mail addressed as follows: (i) if intended for the Company, to the Company’s principal office (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or to the email address set forth below in this Section 12; and (ii) if intended for any Subscriber, to the address of such Subscriber (if notice is hand delivered or sent by registered or certified mail or by overnight courier) or the email address set forth in the Investor Questionnaire, or to such other address as the Company or such Subscriber, as applicable, may designate by written notice (which address or e-mail address may be reflected in the Transfer Agent’s books and records, as updated in writing by the Subscriber from time to time). Notices shall be deemed to have been given (i) on the date of service when personally delivered (ii), if mailed or sent by overnight courier, on the date on which received, or (iii) on the date of service or transmission if sent by e-mail (provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day); provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 12 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

If to the Company, to:

Sagard Private Income Fund Inc.

280 Park Avenue, 34th Floor West

New York, New York 10017

E-mail: uswealth@sagardholdings.com

Attention: Dayna Kleinman

13. Power of Attorney. By executing the Investor Questionnaire, the Subscriber hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or other financing arrangement;

(b) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Company to become or to continue as a BDC;

(c) all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company;

(d) all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Company; and

(e) any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement and the purposes of the Company.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Shareholders or by listing all the Shareholders with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Company; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Subscriber’s successor-in-interest. Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney. Notwithstanding anything to the contrary herein: (i) the Subscriber acknowledges that neither the Company nor its affiliates, by virtue of the foregoing power of attorney, are assuming any of the Subscriber’s responsibilities to make filings under the Exchange Act or otherwise with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber; and (ii) this power of attorney shall not be exercised in a manner that would amend this Subscription Agreement, alter the economic terms of the Subscriber’s investment, or deprive the Subscriber of any rights as a Shareholder. This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Company and the Subscriber and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Company, within five (5) days after the receipt of a request therefor, such confirmatory powers of attorney as the Company may request.

14. Effect of Representations; Survival; Indemnity. The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Company, and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth in this Subscription Agreement and the appendices and attachments hereto (including, without limitation, the Investor Questionnaire) in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties are true and complete as of the date of this Subscription Agreement and will remain true and complete on the date of acceptance by the Company of the Subscriber’s subscription hereunder and on each Closing Date. The Subscriber agrees that the certifications, representations, warranties, covenants and agreements included in this Subscription Agreement and the appendices and attachments hereto (including, without limitation, the Investor Questionnaire) shall survive the acceptance of this Subscription Agreement and the sale and issuance of Shares to the Subscriber, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Company prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in Section 5 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP)), as applicable, ceases to be true at any time following the date hereof. To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Company, the Adviser, the Administrator and their respective affiliates, and each partner, member, shareholder, officer, trustee, employee and agent thereof (the “Indemnified Parties”), from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and investigation costs) due to or arising out of: (a) a breach of any representation, warranty, covenant or agreement of the Subscriber contained in this Subscription Agreement (including the Investor Questionnaire and all other appendices and attachments hereto); (b) any violation of applicable law by the Subscriber; or (c) any other document provided by the Subscriber to the Company or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares. This indemnification shall not be limited by the amount of the Subscriber’s investment in the Company.

15. Confidentiality.

(a) Definition. “Confidential Information” means all non-public information relating to the Company, the Adviser, the Administrator, or their respective affiliates (including any of their respective portfolio companies, proposed investments, investment strategies, business plans, financial information, investor lists, fee arrangements, and the existence and terms of this Subscription Agreement) that has been or may be furnished to the Subscriber, directly or indirectly, whether in written, oral, electronic, or any other form, in connection with the Subscriber’s investment in the Company, including without limitation the Memorandum, all Operative Documents, and all reports, analyses, and evaluations prepared by or on behalf of the Company or the Adviser. Confidential Information does not include information that: (i) is or becomes generally available to the public other than as a result of disclosure by the Subscriber or any of its representatives in breach of this Section 15; (ii) was already known to the Subscriber prior to disclosure by the Company or the Adviser, as evidenced by written records predating the disclosure; or (iii) is received by the Subscriber from a third party not known to the Subscriber to be under a duty of confidentiality to the Company with respect to such information.

(b) Confidentiality Obligations. The Subscriber shall, and shall cause its respective officers, directors, employees, partners, members, advisers (including legal counsel, accountants and financial advisers), agents and representatives (collectively, “Representatives”) to: (i) hold all Confidential Information in strict confidence; (ii) use Confidential Information solely for the purpose of evaluating and monitoring the Subscriber’s investment in the Company; (iii) not disclose, reproduce, summarize or otherwise make available any Confidential Information to any person without the Company’s prior written consent, except to Representatives of the Subscriber who (A) have a need to know such information solely for the purpose of assisting the Subscriber with its investment in the Company, and (B) are bound by confidentiality obligations at least as protective of the Company as those set forth in this Section 15; and (iv) not disclose the existence, nature or economic terms of the Subscriber’s investment in the Company to any person without the Company’s prior written consent.

(c) Pooled Investment Vehicles. If the Subscriber is a pooled investment fund or vehicle, the Subscriber shall only be permitted to disclose Confidential Information to its investors, sub-advisers, and investment consultants if (i) such persons are bound by written confidentiality obligations no less restrictive than those set forth in this Section 15, (ii) such persons are informed that the Confidential Information is confidential and must be kept strictly confidential, and (iii) the Subscriber remains primarily liable for any breach of this Section 15 by any such person.

(d) Compelled Disclosure. If the Subscriber or any of its Representatives is required or ordered by applicable law, regulation, court order, government authority, regulatory body or self-regulatory organization to disclose any Confidential Information, the Subscriber shall, to the extent permitted by law: (i) provide the Company with at least ten (10) business days’ prior written notice of such requirement (or, if ten (10) business days’ notice is not possible, as much notice as is reasonably practicable); (ii) cooperate with the Company (at the Company’s cost and expense) in seeking a protective order or other appropriate remedy; (iii) disclose only such portion of the Confidential Information as its counsel advises is legally required to be disclosed; and (iv) use commercially reasonable efforts to obtain assurance that confidential treatment will be accorded to any Confidential Information so disclosed.

(e) Insider Trading. The Subscriber agrees to comply with all applicable laws, including securities laws, concerning Confidential Information and agrees that it shall not, and shall cause its Representatives not to, trade in the securities of any issuer about which the Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares, and shall refrain from such trading until such information no longer constitutes material non-public information.

(f) Notice of Unauthorized Disclosure. The Subscriber shall notify the Company in writing as promptly as practicable, and in any event within two (2) business days, upon becoming aware of any actual, threatened or suspected unauthorized disclosure of Confidential Information.

(g) Return or Destruction. Upon the request of the Company at any time, or upon the termination of the Subscriber’s relationship with the Company, the Subscriber shall promptly return to the Company or certify in writing the destruction of all Confidential Information (in whatever form held) in the Subscriber’s or its Representatives’ possession or control, except to the extent required to be retained by applicable law or regulation or bona fide record retention policies, and except for electronic archival copies retained in accordance with automated backup procedures that are not readily accessible.

(h) Remedies. The Subscriber acknowledges and agrees that monetary damages would be an inadequate remedy for any breach of this Section 15 by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled, without the requirement to post a bond or other security, to specific performance and injunctive or other equitable relief as a remedy for any such breach or threatened breach.

(i) Survival. The obligations in this Section 15 shall survive the termination of this Subscription Agreement and the Subscriber’s ownership of Shares for a period of five (5) years following the date the Subscriber ceases to hold any Shares (or, in the case of trade secrets, for so long as such information constitutes a trade secret under applicable law).

16. No Joint Liability Among the Company, the Adviser, and the Administrator. The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

17. Independent Nature of Subscribers’ Obligations and Rights. The obligations of the Subscriber hereunder are several and not joint with the obligations of any other investor in the Company. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

18. Construction. The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires. The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole (including the accompanying Investor Questionnaire, which is incorporated by reference herein and forms an integral part hereof) and not to any particular provision of this Subscription Agreement. All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary. Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any person or entity other than the Company and the Subscriber, and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such person, except that any Indemnified Party may enforce its rights under Section 14 hereof.

19. Severability. If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

20. Consent to Electronic Delivery. The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read the section titled “Electronic Communications” in the Investor Questionnaire attached hereto relating to consents to electronic delivery of Company reporting (including Company periodic and current reports, proxy statements and related shareholder meeting materials or other statements, repurchase/tender offer materials, commentary, and shareholder letters and notices) and/or tax information in respect of the Shares.

If the Subscriber does not provide consent to electronic delivery in the Investor Questionnaire or if the Subscriber subsequently withdraws its consent, paper copies of such documents or tax information will be furnished to the Subscriber via U.S. mail or UPS / FedEx, to the extent required by applicable law.

The Subscriber acknowledges that its consent applies to all Company reporting, statements, commentary, and shareholder letters and notices) and/or tax information, as applicable, required to be furnished to the Subscriber by the Company after such consent is given and until the Company receives a withdrawal of such consent.

Notwithstanding the Subscriber’s consent, if applicable, the Subscriber is entitled to receive paper copies of such documents and tax information upon request. The Company will NOT treat the Subscriber’s request for paper copies as a withdrawal of its consent to electronic delivery. If the Subscriber wishes to withdraw its consent, such Subscriber understands that it must do so affirmatively.

21. Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

22. Entire Agreement. This Subscription Agreement and the Investor Questionnaire (which forms an integral part of this Subscription Agreement, with the Subscriber Signature Page of the Investor Questionnaire serving as the signature page to this Subscription Agreement), together with any other document that may be delivered in connection herewith and signed by both parties hereto, set forth the entire understanding among the parties relating to the subject matter hereof, and all prior correspondence, conversations, and memoranda or other writings are merged herein, replaced and shall be without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

23. Amendments; Waivers. No amendment or modification of this Subscription Agreement shall be effective unless in writing and signed by the Company and the Subscriber; provided that the Company may, without the Subscriber’s consent, amend this Subscription Agreement to cure any ambiguity, defect or inconsistency, to reflect any change in applicable law or regulation, or to add provisions that are not adverse to the Subscriber. No waiver of any right or remedy hereunder shall be effective unless in writing signed by the party against whom such waiver is asserted. No failure or delay by the Company in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

24. Electronic Signatures. The Investor Questionnaire (including the Subscriber Signature Page), and any other document required to be delivered by the Subscriber in connection with this Subscription Agreement, may be executed and delivered by electronic signature (including, without limitation, signatures transmitted by PDF, DocuSign, or other electronic signature platform) and, when so executed and delivered, such electronic signature shall be deemed an original signature and shall be fully binding on the Subscriber to the same extent as an original ink signature. The Subscriber agrees that an electronic signature affixed to the Investor Questionnaire shall constitute a valid and binding execution of the Investor Questionnaire and this Subscription Agreement, and the Subscriber hereby waives any defense to the enforceability of this Subscription Agreement based on the form of such signature. For the avoidance of doubt, the use of electronic signatures shall comply with the Electronic Signatures in Global and National Commerce Act (15 U.S.C. § 7001 et seq.), the Uniform Electronic Transactions Act as adopted by the applicable state, and any other applicable law governing electronic signatures. The Subscriber acknowledges and agrees that the Company does not execute or counter-sign the Investor Questionnaire or this Subscription Agreement and that the Company’s acceptance of the Subscriber’s subscription shall be evidenced solely by the Company’s delivery of the Company Acceptance of Subscription to the Subscriber in accordance with Section 2 hereof.

The Subscriber and/or the person or entity executing the Subscriber Signature Page of the Investor Questionnaire (which serves as the signature page for this Subscription Agreement) understands that the representations and warranties in this Subscription Agreement and the information in the Investor Questionnaire and other appendices hereto will be relied upon by the Company and the Adviser for the purpose of determining the eligibility of the Subscriber to purchase and own Shares. Execution of the Subscriber Signature Page of the Investor Questionnaire constitutes execution of, and agreement to be bound by, all terms and provisions of both this Subscription Agreement and the Investor Questionnaire. In the event that the person or entity signing the Investor Questionnaire is acting as nominee or custodian for another person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held, such signatory acknowledges, agrees, represents and warrants that all representations, warranties and covenants given in this Subscription Agreement and in the Investor Questionnaire and other appendices are also given as to the underlying person or entity (or persons or entities) for whose account(s) the Shares are being purchased and held.

[End of text – Signature Page is located in the Investor Questionnaire]

Annex A

PRIVACY NOTICE

[See attached]

Appendix L

SAGARD PRIVATE INCOME FUND

PRIVACY POLICY

This Privacy Notice (this “Notice”) describes how Sagard Holdings Manager LP, Sagard Holdings Manager (US) LLC and Sagard Holdings Manager (Canada) Inc. (“Sagard”) and certain of their affiliates and delegates (together, “we,” “us,” “our”) collect, use, share, transfer, store, and protect (“process”) personal information (“personal data”). Reference to third parties in this Notice refers to those third parties who are outside of our corporate group (“Third Parties”).

Who This Notice Affects

This Notice directly affects prospective, current, and past individual investors and beneficiaries. If you are a representative of a company or institution providing us with personal data on individuals for any reason in relation to your investment or business relationship with us, this Notice may be relevant to those individuals.

The Personal Data We Collect

We obtain certain information that constitutes personal data by virtue of your making an investment in Sagard and/or by otherwise engaging with us (e.g. through the initial application process; through electronic communications or phone calls), by virtue of receiving information on individuals connected with an investor, or through third party sources (including background, credit and regulatory check services).

While the personal data we collect may vary depending on the capacity in which you deal with us as an individual, as well as the jurisdiction where you reside, “personal data,” as used in this Notice means any information that, either alone or when combined with other information, identifies or otherwise relates to an individual. Such personal data may include, though is not limited to, name; address; date of birth; identity verification information; governmental identifiers such as social security/insurance number; citizenship and residency data; anti-money laundering and tax data; asset and liability data; income; investment experience; your beneficiaries and signatories; account information and transaction history.

We may also collect information about you from your interactions with our websites or mobile apps through the placement of cookies, pixels and similar technologies. This may include your IP address, device information and approximate geolocation obtained from the location of your device when accessing our websites or apps, as well as how you use our websites or apps and any preferences you set such as region or language. Generally, this information cannot directly identify you (for example, it is not associated with your name.) Note that some browsers may have “do not track” settings, but we do not honor such browser settings.

We use Google Analytics to collect and process certain analytics data and analyze your use of our websites. Google Analytics is subject to the Google Privacy Policy and Google Terms of Service.

How We May Use Personal Data

We may process personal data for the following purposes:

•

for the performance of our rights and obligations under contracts and our constitutional and operational documents, such as for accounting and administration purposes and to provide our investment products and services;

•	for compliance with legal or regulatory obligations, such as anti-money laundering requirements, global tax reporting obligations and regulatory or judicial requests;

•

for our legitimate interests, such as in connection with the investigation and assertion of our legal interests, security and fraud prevention purposes, the sale or reorganization of all or a portion of our business, to analyze our performance, to communicate with you, to offer products or services from Sagard, our affiliates and our partners or to develop new investments or business opportunities;

•

with respect to information collected via cookies and similar technologies, to understand our user base, monitor the performance of our websites and apps, improve the user experience, and to ensure the security of our digital services; and/or

•	for other purposes, with your consent or at your request.

Why We Transfer Personal Data

We do not sell personal data. We do not share personal data (including mobile information) with Third Parties for marketing or promotional purposes. We may share personal data with our affiliates to offer products and services that complement your relationship with us; we will ask for your consent to share this personal data where the law requires it. You may opt-out of the foregoing by contacting our Privacy Officer at compliance@sagardholdings.com. We may transfer information to our affiliates and delegates and third-party service providers (including credit bureaus and background search services in order to accurately identify you if we collect personal data from them, third party fund administrators, investment managers, depositaries, auditors, professional supervisory firms and advisors such as consultants and legal counsel) for the purposes described in this Notice. In certain circumstances, we may be legally obliged to share personal data with relevant tax, securities, banking and other regulatory authorities as well as other financial institutions in the various jurisdictions where we operate. We may also share personal data as required or allowed by law, including in connection with investigation and establishment of our legal rights, in connection with the sale or reorganization or all or a portion of Sagard, and as otherwise described in this Notice.

The administrator or manager for a particular Sagard fund (the “Administrator/Manager”) may use personal data where necessary for compliance with a legal obligation to which it is directly subject, such as to comply with applicable law in the area of anti-money laundering and counter terrorist financing, where required for global tax reporting purposes, or where mandated by a court order or regulatory sanction. The Administrator/Manager, with respect to this specific use of personal data, acts as a data controller.

The depositary for a particular Sagard fund (the “Depositary”) is also a separate controller of the personal data of holders of interests or shares, applicants for interests or shares, beneficial owners, and directors and officers of holders of interests or shares. Such personal data may be processed by the Depositary to the extent that it is necessary to comply with its own obligations, including under anti-money laundering legislation and in the discharge of its statutory oversight and monitoring obligations.

This sharing of data may involve transfer of data across domestic or international borders, and we may share personal data to meet international compliance obligations and consistent with the purposes explained in this Notice. Where data about persons in the EU are shared outside the EEA or a third country where the European Commission has not issued a finding of adequacy regarding data protection, any necessary and appropriate standard contractual clauses or other compliance mechanisms will protect the processing of personal data in accordance with applicable data protection regulations.

Data Protection Measures

We intend to safeguard data we hold or process and maintain physical, electronic and administrative controls to safeguard personal information about current, former and prospective investors; nonetheless, no method of data storage or transmission is completely secure, and we do not guarantee the security of data. If you believe your personal data may have been compromised, please contact us immediately. We shall notify you of any personal data breach consistent with applicable legal requirements.

Data Protection Rights

Data protection laws provide certain rights regarding the use of personal data. We will honor those rights as appropriate under applicable law and will review and respond to other requests with respect to personal data. The potentially applicable rights vary by jurisdiction and may include rights to access data, examine and correct data, data portability, restrict the use of data, withdraw consent given to the processing of data, receive information regarding certain entities to whom we disclose personal data; and to lodge a complaint with an applicable data protection regulator. Please note that the right for data to be erased (the “right to be forgotten”) that applies in some jurisdictions and in certain contexts is not likely to be applicable to most, if not all, of the personal data we hold, given the specific nature of the purposes for which we use the data and applicable regulatory and accounting requirements that require us to maintain appropriate books and records.

If you want to exercise any of these rights, please submit a written request using the contact information provided below. In your request, please make clear: (i) what personal data is concerned and (ii) which of the above rights you want to enforce. For your protection, we may need to verify your identity and the identity of any agent purporting to act on your behalf before responding. We will comply with your request in a reasonably prompt manner, but in any event within the legally mandated timeframes unless an extension of that timeframe is appropriate. We do not and will not discriminate against anyone who exercises any of the abovementioned rights.

Privacy Complaints

Data Subjects and their legal representatives may submit privacy-related complaints to Sagard.

Sagard is committed to responding to all such complaints in a timely and appropriate manner. An initial written acknowledgment will be provided within five (5) business days of receipt of the complaint. All complaints will be addressed and closed within ninety (90) days of receipt.

The process for handling privacy complaints includes the following steps:

•	Complaints must be submitted in writing to compliance@sagardholdings.com.

•

The Privacy Officer will review the complaint and contact the complainant within five (5) business days to acknowledge receipt, request any additional information, and clarify the outcome being sought.

•

The complaint and any supporting documentation will be recorded in the complaints registry, and a file will be created for each complaint. This file will include the original complaint, any additional materials provided, Sagard’s analysis, and the final written response.

•	The Privacy Officer will carry out an impartial investigation in consultation with relevant internal teams, as appropriate.

•	The investigative process will be documented in a manner consistent with Sagard’s internal policies.

•

Upon conclusion of the investigation, the Privacy Officer will provide a written summary of the findings and outline any remedial measures to be taken. Where it is determined that personal data has been mishandled, Sagard will take prompt corrective action to prevent recurrence.

•	Where applicable, the Privacy Officer will provide the complainant with the contact information for the Commission d’accès à l’information (CAI) should they wish to pursue the matter further.

Sagard prohibits any form of reprisal against individuals who, in good faith, submit a complaint to the CAI or cooperate with a CAI investigation.

Retention of Personal Data

We have internal policies and procedures governing the use, protection, retention and destruction of personal data throughout our relationship with you. We may retain personal data for a period of eight years following disinvestment or the point where your business relationship with us has ceased. Thereafter, we shall take appropriate steps to anonymize or dispose of any records containing personal data, unless further retention is required by applicable legal obligation.

Updates to this Notice

This Privacy Notice was last updated on September 18, 2026. We may change this Notice at any time and will notify investors of material changes. A current copy of the Privacy Notice will be posted on our websites.

Getting in Touch

Should you have queries or wish to discuss your data protection rights, please contact your usual Sagard contact or contact our Privacy Officer at compliance@sagardholdings.com.

SAGARD PRIVATE INCOME FUND INC.

INVESTOR QUESTIONNAIRE

All capitalized terms used and not otherwise defined in this Investor Questionnaire have the meaning given to such terms in the Subscription Agreement by and between the undersigned subscriber (the “Subscriber”) and Sagard Private Income Fund Inc. (the “Company”) (the “Subscription Agreement”). This Investor Questionnaire forms part of, and is incorporated by reference into, the Subscription Agreement. Execution of the Subscriber Signature Page of this Investor Questionnaire constitutes execution of, and agreement to be bound by, both this Investor Questionnaire and the Subscription Agreement.

	Natural Person Subscribers	Entity and/or Plan Subscribers
Type:	☐ Individual or Joint tenants with rights of survivorship ☐ Transfer on Death (Optional Designation; See ‘Transfer on Death Beneficiary Information” below. ☐ Community property ☐ Tenants in common

Type (if Qualified Plan or Similar Accounts):

☐ Traditional IRA

☐ SEP IRA

☐ Roth IRA

☐ Beneficiary IRA

☐ 401(k)

☐ Keogh Plan

☐ Other:

Type (if Legal Entity):

☐ Partnership

☐ Limited Liability Company

☐ Corporation

☐ Professional Corporation

☐ Nonprofit

☐ Trust

☐ Estate

☐ Profit-sharing plan

☐ Qualified pension

☐ Other: ____________________________

Trustee/Custodian Information and Acknowledgement

This Trustee/Custodian Information and Acknowledgement section must be completed on behalf of any Subscriber who selected one of the “Qualified Plan and Similar Accounts” options or “Trust,” “Estate,” “Profit-sharing plan” or “Qualified Pension” in the “Legal Entity” category the Investor Questionnaire.

If this section is completed, the custodian/trustee must execute the “Custodian/Trustee Authorization and Signature” on the Subscriber Signature Page.

Name and Title of Custodian/Trustee:

Custodian/Trustee Phone #:

Mailing Address:

Custodian/Trustee Tax ID #:

Custodian/Trustee Account #:

1

Each Subscriber must complete either the “General Information – Natural Person” section or the “General Information – Entity and/or Plan” section below, as applicable (but not both), as well as all other subsections indicated as applicable to such Subscriber. Additionally, each Subscriber must provide all required AML/KYC documents requested by the Company and/or its transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”).

General Information - Natural Person Subscribers to Complete (Complete this section only if the Subscriber is a natural person. Entity and/or Plan Subscribers, including any individual retirement account (“IRA”), 401(k) account or Keogh Plan, should skip to the next section.)

	Individual owner: Complete column below	Joint owner: Complete column below on behalf of any additional joint owner.
Name:

SSN or Equivalent #:	SSN/ID Number: ________________________________ Type of ID Number: ______________________________	SSN/ID Number: ______________________________ Type of ID Number: ___________________________

Date of Birth:

Primary Address (residence; P.O. Box is not allowed):	(Street) (City, State, Zip) (Country)	(Street) (City, State, Zip) (Country)

Mailing Address (if different from above):	(Street) (City, State, Zip) (Country)	(Street) (City, State, Zip) (Country)

Email:	__________________________________________________________

Telephone (including area code):	__________________________________________________________

Citizenship:	☐ U.S. Citizen ☐ Other: ____________________________ (Country)	☐ U.S. Citizen ☐ Other: _____________________________ (Country)

General Information - Entity and/or Plan Subscribers to Complete (Complete this section only if the Subscriber is an entity or plan. Natural Person Subscribers should skip this section.)

“Entity and/or Plan Subscribers” includes any Subscriber that is not a natural person, including a trust, estate, corporation, partnership, limited liability company, employee benefit plan or other association or entity, or an IRA, 401(k) account or Keogh Plan. Each Entity Subscriber (including Entity Subscribers that are IRAs, 401(k) accounts or Keogh Plans) must complete the section titled “Beneficial Owners – Entity Subscribers Only to Complete” for each beneficial owner in accordance with the instructions provided in such section.

Legal Name of Entity Subscriber:

ID Number: ____________________________ Type of ID Number: ________________________________

Jurisdiction of Organization / Formation (U.S. State or Country):

2

Principal Address of Entity Subscriber (Physical address required; no P.O. Box permitted):	___________________________________________ (Street) ___________________________________________ (City, State, Zip) ___________________________________________ (Country)

Mailing Address (if different from above):	___________________________________________ (Street) ___________________________________________ (City, State, Zip) ___________________________________________ (Country)

Email:	___________________________________________________

Telephone (including area code):	___________________________________________________

Transfer on Death Beneficiary Information (Optional if Individual or Joint Account with Rights of Survivorship Only)

Please designate the beneficiary information for your account. If completed, all information is required. May only include whole percentages and total must equal 100%.

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary__%
☐ Secondary __%

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary__%
☐ Secondary __%

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary__%
☐ Secondary __%

Supplemental Questions – Entity Subscribers Only to Complete

If “Yes” is selected to any of the Supplemental Questions Below, then the Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription.

Is the Subscriber any of the following: (a) formed for the specific purpose of acquiring the Shares, (b) making an investment in an amount that exceeds 40% of the total assets (on a consolidated basis with its subsidiaries) or committed capital of the Subscriber, or (c) an investment vehicle (including a participant-directed defined contribution plan such as a 401(k) account) (i) in which its partners or participants have or will have any discretion to determine whether or how much of the Subscriber’s assets are invested in any investment made or to be made by the Subscriber (including the Subscriber’s capital contribution for Shares) or (ii) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company?	☐ Yes ☐ No

Is the Subscriber one of the following:

• a registered investment company under the 1940 Act (or an entity required to be registered under the 1940 Act)?	☐ Yes ☐ No

•

an investment company that has elected to be regulated as a “business development company” under the 1940 Act or that is a “business development company” as defined in Section 202(a)(22) of the Advisers Act?

☐ Yes ☐ No

• a private investment company not required to register under the 1940 Act in reliance on either Section 3(c)(1) or Section 3(c)(7) thereof	☐ Yes ☐ No

3

• a “foreign investment company” (i.e., an investment company as defined in the 1940 Act organized outside of the United States)?	☐ Yes ☐ No

If “Yes” to any of the above, the Subscriber acknowledges that it is subject to the limitations of Section 12(d)(1) of the 1940 Act (including the prohibition on acquiring more than 3% of the Company’s outstanding voting securities) and covenants to comply with the requirements of Section 12(d)(1) of the 1940 Act. The Subscriber agrees to notify the Company promptly in writing if its status under this item changes.

Is the Subscriber a “BHC Investor”[1]?	☐ Yes ☐ No

ERISA and Related Questions – All Subscribers to Complete

To the best of Subscriber’s knowledge, does Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?	☐ Yes ☐ No

Is the Subscriber, or will the Subscriber be, a Benefit Plan Investor[2]? If “Yes”, what is the maximum percentage of the Subscriber’s assets that constitutes or will in the future constitute “plan assets” subject to Title I of ERISA or Section 4975 of the Code? A Subscriber subscribing for Shares using the assets of an IRA, U.S. private sector 401(k) account or Keogh Plan should check “Yes”.	☐ Yes ☐ No ________%

If the Subscriber is or will be an insurance company general account, does or will any portion of the underlying assets in its general account constitute “plan assets” subject to Title I of ERISA or Section 4975 of the Code? If “Yes” is selected, what is the maximum percentage of assets in the Subscriber’s general account that constitutes or will in the future constitute “plan assets” subject to Title I of ERISA or Section 4975 of the Code?	☐ Yes ☐ No _________%

Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate”[3] of such a person (a “Controlling Person”)? If “Yes” is selected, then the Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription as additional information may be required.	☐ Yes ☐ No

Does the Subscriber constitute the assets of one or more governmental plans (within the meaning of Section 3(32) of ERISA), church plans (within the meaning of Section 3(33) of ERISA) or other plans that are not subject to Title I of ERISA and/or Section 4975 of the Code? If “Yes” is selected, then the Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription as additional information may be required.	☐ Yes ☐ No

U.S. Person Status – All Subscribers to Complete

Is the Subscriber a U.S. person[4]?	☐ Yes ☐ No

[1]

A “BHC Investor” is defined as a Subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

[2]

A “Benefit Plan Investor” is (a) any “employee benefit plan,” as defined in, and subject to Title I of ERISA; (b) any plan subject to Section 4975 of the Code; and (c) any entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any of the investors described in (a) or (b) (i.e., generally because other Benefit Plan Investors hold 25% or more of one or more classes of equity in such entity). Benefit Plan Investors include, but are not limited to, corporate pension and profit-sharing plans, Keogh plans and IRAs. A Benefit Plan Investor can also be an insurance-company general account, the assets of which are considered for purposes of ERISA to be assets of a Benefit Plan Investor.

[3]

For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

[4]

As defined in Rule 902(k) of Regulation S under the Securities Act, a “U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates, or trusts.

4

Accredited Investor– All Subscribers to Complete

The Subscriber represents and warrants it is an Accredited Investor under the category marked below?

☐	(a) A natural person whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, exceeds $1,000,000.[5]

☐	(b) A natural person who had individual income exceeding $200,000 in each of the last two calendar years, or joint income with his or her spouse or spousal equivalent exceeding $300,000 in each of the last two calendar years, and who has a reasonable expectation of reaching the same income level in the current calendar year.

☐	(c) A director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.

☐	(d) A natural person who holds, in good standing, one of the following professional certifications or licenses: the General Securities Representative license (Series 7); the Private Securities Offerings Representative license (Series 82); or the Investment Adviser Representative license (Series 65).

☐	(e) A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	(f) A broker-dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended.

☐	(g) An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) or registered pursuant to the laws of a state.

☐	(h) An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

☐	(i) An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(j) An investment company registered under the 1940 Act.

☐	(k) A business development company as defined in Section 2(a)(48) of the 1940 Act.

☐	(l) A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	(m) A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act.

☐	(n) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	(o) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5 million.

☐	(p) An employee benefit plan within the meaning of ERISA that does not have total assets in excess of $5 million, if a self-directed plan, with investment decisions made solely by persons that are accredited investors. If Subscriber checks this box, each decision-maker is required to qualify as an Accredited Investor and must complete a separate Accredited Investor certificate. Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription for such certificate.

☐	(q) A private business development company as defined in Section 202(a)(22) of the Advisers Act.

[5]

For purposes of this clause (a), (1) “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities, (2) “total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the purchase date of the Shares for any reason other than acquiring the person’s primary home, and (3) “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

5

☐	(r) A U.S. organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5 million.

☐	(s) A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

☐	(t) An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors as defined by Rule 501(a) of the Securities Act.[6] If Subscriber checks this box, each equity owner or, in the case of a revocable trust, each grantor, is required to qualify as an Accredited Investor and must complete a separate Accredited Investor certificate. Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription for such certificate.

☐	(u) An entity of a type not listed in clauses (e) through (t) above, that is not formed for the specific purpose of acquiring the Shares and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the 1940 Act.

☐	(v) A “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, that (i) has assets under management in excess of $5 million; (ii) was not formed for the specific purpose of acquiring the Shares and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐	(w) A family client, as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements of clause (v) above and whose prospective investment in the Company is directed by that family office pursuant to clause (v)(iii) above.

Dividend Reinvestment Plan Election – Applicable to All Subscribers

The Subscriber is automatically enrolled in the Distribution Reinvestment Plan in respect of distributions paid on 100% of such Subscriber’s Shares unless the “Opt-Out” box is checked. Elections may be altered in accordance with the terms of the Company’s Distribution Reinvestment Plan. If the Subscriber elects to opt out, cash distributions will be paid to the account designated below or the custodian wiring instructions on file in the books and records of the Transfer Agent.	☐ Opt-Out

Subscriber Bank Account Information – All Subscribers to Complete

If the Subscriber has opted out of the Distribution Reinvestment Plan, cash distributions from the Company will be sent to the account below and will not be made to any other investor or account. In order to change bank accounts where distributions should be sent in the future, a Subscriber must contact the Company’s transfer agent at SPIF@ultimusfundsolutions.com.

Name of Financial Institution:

Account Number:

Custodian Account Name (if applicable):

Custodian Account Number (if applicable):

Client Account Name:

Routing No.:

FFC (if applicable):

Reference (if applicable):

Note: By signing this Investor Questionnaire, I (we) authorize the Company or their respective agents to deposit my (our) cash distributions into the account indicated above. The authority will remain in force until I (we) notify the Company in writing to cancel it.

[6]

In the event the Subscriber is an accredited investor for any reason referenced in this paragraph, the Subscriber may be required to enter into a letter agreement with the Company restricting direct and indirect transfer of beneficial interests in the Subscriber to accredited investors.

6

Electronic Communications – All Subscribers to Complete

Subscriber consents to electronic delivery of Company reports (including, without limitation, periodic and current reports), statements (including, without limitation, proxy statements and related shareholder meeting materials), repurchase/tender offer materials, commentary, and shareholder letters, notices and/or tax information which may be sent to the email address provided and confirms that Subscriber is able to open pdf documents and other electronic files, in each case as made available on the Company’s investor portal or sent to the Subscriber’s email address provided in this Investor Questionnaire. In the case of website delivery, a notice will be sent by mail and/or by e-mail to the address provided below when a communication is available for viewing online.

If the Subscriber does not provide consent to electronic delivery or subsequently withdraws its consent, paper copies of such documents or tax information will be furnished via U.S. mail or UPS/FedEx, to the extent required by applicable law.

You may withdraw consent by contacting Sagard Private Income Fund Inc., 280 Park Avenue, 34th Floor West, New York, New York 10017, Attn: Investor Relations (e-mail: uswealth@sagardholdings.com) (or at such updated address as the Company may communicate to the Subscribers from time to time). The withdrawal of consent will be effective within 60 calendar days of receipt by the Company and will be confirmed in writing by the Company (including the date on which the withdrawal will take effect). A withdrawal of consent does not apply to any documents or tax information furnished electronically before the withdrawal takes effect.

☐ Yes     Email (if different from that listed above in General Information): ________________________________________

Investment Profile Questions – All Subscribers to Complete

If “No” is selected to any of the Investment Profile questions below, then this investment may not be suitable for you.

Is the Subscriber capable of independently evaluating the investment risks of its investment in the Shares?	☐ Yes ☐ No

Will the Subscriber exercise independent judgment in evaluating whether to make its investment in the Shares?	☐ Yes ☐ No

Is the Subscriber able to bear the economic risk of a loss of the entire investment?	☐ Yes ☐ No

Does the Subscriber understand that an investment in the Shares is illiquid, that there is no public market for the Shares and none is expected to develop, and that the Subscriber must be prepared to bear the economic risk of holding the Shares for an indefinite period and for the full term of the Company?	☐ Yes ☐ No

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Beneficial Owners – Entity Subscribers Only to Complete (including Subscribers who selected one of “Qualified Plan and Similar Accounts” category types above)

Subscriber must complete the information below for the following individuals: (i) each individual that owns, directly or indirectly, 25% or more of the equity interests of the Subscriber (e.g., each natural person that owns 25% or more of the shares of a corporation), (ii) in the case of a Subscriber that selected one of “Qualified Plan and Similar Accounts” category types above (such as an IRA, 401(k) account or Keogh Plan), each beneficial owner of such entity, and (iii) in the case of a revocable trust, each grantor.

Beneficial Owner #1

Name:	Date of Birth:	SSN (US Persons) or Passport # and Country (Non-US Persons):[7]	Address (residential or business):

Role:[8]	% ownership of Subscriber (if applicable):	Citizenship (U.S. Citizen or Other):	Phone Number:

Beneficial Owner #2

Name:	Date of Birth:	SSN (US Persons) or Passport # and Country (Non-US Persons):[7]	Address (residential or business):

Role:[8]	% ownership of Subscriber (if applicable):	Citizenship (U.S. Citizen or Other):	Phone Number:

Beneficial Owner #3

[7]

In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

[8]	Examples: equityholder, beneficial owner, grantor, etc.

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Name:	Date of Birth:	SSN (US Persons) or Passport # and Country (Non-US Persons):[7]	Address (residential or business):

Role:[8]	% ownership of Subscriber (if applicable):	Citizenship (U.S. Citizen or Other):	Phone Number:

Beneficial Owner #4

Name:	Date of Birth:	SSN (US Persons) or Passport # and Country (Non-US Persons):[7]	Address (residential or business):

Role:[8]	% ownership of Subscriber (if applicable):	Citizenship (U.S. Citizen or Other):	Phone Number:

Beneficial Owner #5

Name:	Date of Birth:	SSN (US Persons) or Passport # and Country (Non-US Persons):[7]	Address (residential or business):

Role:[8]	% ownership of Subscriber (if applicable):	Citizenship (U.S. Citizen or Other):	Phone Number:

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SAGARD PRIVATE INCOME FUND INC.

SUBSCRIBER SIGNATURE PAGE

INVESTMENT AMOUNT: $_______________________________________________ in aggregate amount of Shares (The Investment Amount must be stated in whole U.S. dollar amounts only (no cents). Please format the investment amount using commas as separators to indicate thousands (e.g., for a ten thousand dollar investment, insert “$10,000”)).

Minimum Investment: Subscribers will be required to make a minimum initial capital contribution of $10,000, after which additional investments must be in increments of $500; provided, that the Company or its investment adviser, Sagard Holdings Manager (US) LLC (the “Adviser”), reserves the right to accept capital contributions in lower amounts or decline to accept particular capital contributions, in whole or in part, in its sole discretion. The minimum subsequent investment amount does not apply to purchases of Shares made under the Company’s distribution reinvestment plan.

If the undersigned Subscriber is in agreement with the terms set forth in the Subscription Agreement for investment in the Company, please so confirm by having the Subscriber or the Subscriber’s duly authorized representative (i) indicate the amount of the Subscriber’s requested aggregate purchase price for Shares (the “Investment Amount”) and (ii) sign in the space below, whereupon, if and when accepted by the Company, the Subscriber’s Subscription Agreement (including this Investor Questionnaire) shall become a binding agreement among the Subscriber and the Company effective as of the date of the Closing. By executing this Subscriber Signature Page, the undersigned acknowledges and confirms that this signature page serves as the signature page to the Subscription Agreement as well as to this Investor Questionnaire, and that the execution hereof constitutes the undersigned’s agreement to be bound by all terms and provisions of both the Subscription Agreement and this Investor Questionnaire, each of which is incorporated by reference herein.

Important Notes: By completing this Subscriber Signature Page, the undersigned Subscriber acknowledges, represents and agrees that it has carefully read, and is familiar with, the Subscription Agreement for investment in the Company and the Operative Documents for the Company and agrees that signing the below constitutes the receipt, agreement to the terms, and execution of the Subscription Agreement and the Investor Questionnaire, and an agreement to be bound by all the terms and provisions of the Subscription Agreement and such Operative Documents, including without limitation the confidentiality obligations set forth in Section 15 of the Subscription Agreement. The Subscriber further acknowledges that the Subscription Agreement and this Investor Questionnaire constitute Confidential Information of the Company and shall be treated as such. The Subscriber agrees to notify the Company in writing within five (5) business days of becoming aware of any change in circumstances that causes, or could reasonably be expected to cause, any representation or warranty made in this Investor Questionnaire to be inaccurate, incomplete or misleading in any material respect. If the Subscriber is an IRA and the custodian or trustee of the IRA has completed and signed this Investor Questionnaire on the Subscriber’s behalf, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Trustee/Custodian Information and Acknowledgement below; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made by the Subscriber herein.

DESIGNATION OF NOMINEE: In the event that the undersigned is acting as an agent, representative, or nominee (a “Nominee”) for the Subscriber, please initial here: ____________.

The Nominee understands and acknowledges that the representations, warranties, and agreements made in this Investor Questionnaire and the Subscription Agreement are made by Nominee with respect to the Subscriber of the Shares subscribed for hereby. Nominee represents and warrants that the Nominee has all requisite power and authority from said Subscriber to execute and perform the obligations under this Investor Questionnaire and Subscription Agreement. Nominee agrees to indemnify and hold harmless the Company, and the affiliates, associates, advisors, partners, employees, and agents of the Company from and against any and all loss, liability, claim, damage, cost, and expense whatsoever arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty by the Nominee under this Investor Questionnaire and the Subscription Agreement or any other document furnished by the Nominee to the Company in connection with the offer or sale of the Shares. Such loss, liability, claim, damage, cost, and expense shall include, but not be limited to, legal fees and expenses and any and all other costs and expenses whatsoever reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever.

[Subscriber Signature Page Continued on Next Page]

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This Investor Questionnaire (including this Subscriber Signature Page), and any other document required to be delivered by the Subscriber in connection herewith, may be executed and delivered by electronic signature (including, without limitation, signatures transmitted by PDF, DocuSign, or other electronic signature platform) and, when so executed and delivered, such electronic signature shall be deemed an original signature and shall be fully binding on the Subscriber to the same extent as an original ink signature. The Subscriber agrees that an electronic signature affixed to this Investor Questionnaire shall constitute a valid and binding execution hereof, and the Subscriber hereby waives any defense to the enforceability of this Investor Questionnaire based on the form of such signature. For the avoidance of doubt, the use of electronic signatures shall comply with the Electronic Signatures in Global and National Commerce Act (15 U.S.C. § 7001 et seq.), the Uniform Electronic Transactions Act as adopted by the applicable state, and any other applicable law governing electronic signatures.

NAME OF SUBSCRIBER: _______________________________________________________________________________________________

Signature:

Name:

Title:

Date:

Additional Signature (only if needed by the Subscriber)

Signature:

Name:

Title:

Date:

Additional Signature (only if needed by the Subscriber)

Signature:

Name:

Title:

Date:

Custodian/Trustee Authorization and Signature (if applicable):

The undersigned, being the custodian/trustee or other authorized person of such Subscriber, hereby accepts and agrees to this subscription and acknowledges that execution of this section constitutes acceptance of, and agreement to be bound by, the terms of both this Investor Questionnaire and the Subscription Agreement. The person signing below hereby certifies and warrants that she/he/it has full power and authority from or on behalf of the Subscriber and its beneficiaries or other beneficial owners to make the statements, representations, and warranties made herein on their behalf and, if the undersigned is signing on behalf of a nominee investor, from or on behalf of such nominee investor and each beneficial owner. The custodian/trustee agrees to notify the Company in writing within five (5) business days of becoming aware of any change in circumstances that causes any representation or warranty made herein to be inaccurate, incomplete or misleading in any material respect.

Signature:

Name:

Date:

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Wire Instructions for payment of Subscription to the Company

The Subscriber shall make payment of the aggregate purchase price for the Shares in U.S. dollars and in immediately available funds per the wire instructions set forth below:

Bank:	First National Bank of Omaha 1620 Dodge St. Omaha, NE 68197

SWIFT:	[ ]

ABA:	[ ]

DDA:	[ ]

Account Name:	Sagard Private Income Fund Inc.

Payment Details:	Include Subscriber Name, Routing or SWIFT number of Subscriber’s Bank, and Subscriber’s Bank Account Number

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Financial Representative Certification

All individuals and any other Subscriber investing through a broker-dealer, financial institution or registered investment adviser must complete this form. If an individual investor is unable to complete because no such financial intermediary exists, Subscriber must contact the Company at uswealth@sagardholdings.com prior to the acceptance of any subscription for such certificate.

Broker-dealer, RIA or financial institution firm name:

Financial representative name:

Phone #:

Mailing address:

Advisor/CRD number:

Branch name and number (if applicable):

Email address:

☐

Please send all correspondence from the Company exclusively to my financial representative listed above, unless delivery of such correspondence directly to Subscriber is required by law or regulation. By checking this box, the undersigned hereby authorizes the Company to (i) provide the financial representative identified above with full access to Subscriber’s account information, including without limitation, the number of Shares Subscriber owns, tax information and redemption information; and (ii) suppress direct correspondence from the Company to the Subscriber, such that the Subscriber will not receive communications directly from the Company (unless required by law or regulation), including, without limitation, statements, notices, transaction confirmations, Company reports (including, without limitation, periodic and current reports), proxy statements and related shareholder meeting materials, repurchase/tender offer materials, commentary, and/or shareholder letters.

This election may be changed at any time by contacting the Company at uswealth@sagardholdings.com.

☐

Please copy my financial advisor listed above on all correspondence from the Company. By checking this box, the undersigned hereby authorizes the Company to provide the financial representative identified above with full access to Susbcriber’s account information, including without limitation, the number of Shares Subscriber owns, tax information and redemption information.

This election may be changed at any time by contacting the Company at uswealth@sagardholdings.com.

The undersigned confirms on behalf of the broker-dealer, financial institution or registered investment adviser that (i) they are registered and/or properly licensed in the state in which the sale of the Shares to the Subscriber executing this Investor Questionnaire has been made; (ii) they have reasonable grounds to believe that the information and representations concerning the Subscriber identified herein are true, correct and complete in all respects; (iii) they have discussed such Subscriber’s prospective purchase of Shares with such Subscriber; (iv) they have advised such Subscriber of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) they have delivered the current Memorandum and related supplements relating to the Shares, if any, to such Subscriber; (vi) they have reasonable grounds to believe that the Subscriber is purchasing these Shares for his or her own account; (vii) they have reasonable grounds to believe, based on a reasonable diligence inquiry, that the purchase of Shares is in the best interest of such Subscriber and have complied with applicable Regulation Best Interest requirements (if applicable); (viii) the Shares were not offered to the Subscriber by any means of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D; and (ix) in connection with this subscription for Shares, the undersigned has complied with and has followed all applicable policies and procedures under his or her firm’s existing anti-money laundering program and customer identification program. The undersigned will obtain and retain records relating to such Subscriber’s suitability for a period of six years from the date of this Investor Questionnaire.

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Financial Representative Signature:

Signature:

Name:

Date:

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